Stockholders' equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Stockholders' equity	Stockholders' equity
As of December 31, 2022, we had 104,305,225 Class A shares and 237,476,895 Class B shares outstanding. Class A and Class B common stock has a par value of €0.06 and €0.60, respectively. Class B shares are entitled to ten votes per share, and holders of our Class A shares are entitled to one vote per share. All other terms and preferences of Class A and Class B common stock are the same. Each Class B share is convertible into one Class A share at any time by the holder. During the years ended December 31, 2022, 2021 and 2020, 24,485,793, 36,225,279 and 3,500,000 Class B shares were converted into Class A shares, respectively.
As of December 31, 2022, Class B shares of trivago N.V. are only held by Expedia Group and Rolf Schrömgens, one of our founders. Refer to Note 1 - Organization and basis of presentation for Expedia Group's ownership interest and voting interest. The Class B shares held by Mr. Schrömgens as of December 31, 2022 had an ownership interest and voting interest of 8.3% and 11.5%, respectively. Class B shares held as of December 31, 2021 by our founders had an ownership interest and voting interest of 14.8% and 19.5%, respectively.
On March 1, 2022, the Company's Supervisory Board authorized a program to repurchase up to 10 million of the Company's ADSs, each representing one Class A share. On March 7, 2022, the Company entered into a stock repurchase program which expired on May 30, 2022. No stock repurchases were made under this program. On May 31, 2022, the Company entered into another stock repurchase program which expired on July 29, 2022. As of December 31, 2022, the Company reacquired 205,457 Class A common shares on the open market at fair market value. The shares of stock purchased under the buyback program were held as treasury shares until they were all reissued to settle RSU awards vesting from our share-based compensation awards during the fourth quarter of 2022.
In November 2022, the Company acquired 20,000,000 Class A shares from Peter Vinnemeier valued at €19.9 million, which includes a foreign exchange gain of €0.6 million resulting from the fluctuation of the USD exchange rate between the trade and cash settlement dates. These shares are held as treasury shares as of December 31, 2022.
Reserves
Reserves primarily represents the effects of pushdown accounting applied due to the change in control in 2013 in addition to share premium as result of the corporate reorganization and IPO. See Note 1 - Organization and basis of presentation. Further effects to the Reserves are due to share-based compensation expense, exercises of employee stock options, the effect of the conversions of Class B shares to Class A shares and the reissuance of treasury stock.
Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss) represents foreign currency translation adjustments for our subsidiaries in foreign locations. As of December 31, 2022 we do not expect to reclassify any amounts included in accumulated other comprehensive income/(loss) into earnings during the next 12 months.
Contribution from Parent
The beginning contribution from Parent balance represents the pushdown of share-based compensation expense from Expedia Group.